SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2003

CNL HOSPITALITY PROPERTIES, INC.
 (Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida (Address of principal executive offices)	32801 (Zip Code)

Registrant's telephone number, including area code: (407) 650-1000

Item 5.      Other Events and Required FD Disclosure.

        Reference is made to the press release dated September 2, 2003 and the press release dated September 8, 2003, which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively and incorporated herein by this reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)          Not applicable.

    (b)          Not applicable.

    (c)          Exhibits.

Exhibit No. 99.1 Press Release dated September 2, 2003.

Exhibit No. 99.2 Press Release dated September 8, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 8, 2003	CNL HOSPITALITY PROPERTIES, INC. By: /s/ Thomas J. Hutchison III —————————————— THOMAS J. HUTCHISON III Chief Executive Officer

EXHIBIT INDEX

Exhibit No. 99.1. Press Release dated September 2, 2003.

Exhibit No. 99.2. Press Release dated September 8, 2003.

Hospitality Properties, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801-3336 tel (407)650-1000 (800)522-3863 www.cnlonline.com

News Release

For information contact:
Lauren Harris
Director of Marketing
CNL Real Estate Services, Inc.
(407) 650-1205

For Immediate Release September 2, 2003

CNL Hospitality Properties, Inc. Acquires Two Hotels
from Starwood Hotels & Resorts

ORLANDO, FL – CNL Hospitality Properties, Inc. (“CNL”) announced today it has acquired two Marriott brand hotels from Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) – the Marriott Hotel at Baltimore-Washington International Airport and a Courtyard by Marriott in Arlington, Virginia – both of which will be managed by Marriott International, Inc. (“Marriott”) under long-term contracts. CNL is also in advanced negotiations to acquire a majority interest in two Sheraton hotels that are expected to be owned by a partnership to be formed between CNL and Starwood. Following acquisition, it is expected that Starwood will continue to manage these two properties. Once the transaction is consummated, this will mark the first partnership between CNL and Starwood.

In an unrelated transaction, CNL has acquired the 404-room Doubletree Hotel in Plano, Texas. Upon its acquisition, the property was converted into a Marriott Hotel and is managed by Marriott under a long-term contract. The hotel is located within Legacy Park, a mixed-use development of offices, shops, restaurants and residences, as well as many corporate headquarter campuses.

The total consideration for all five properties is expected to be approximately $225.6 million.

“CNL is pleased to begin a new relationship with Starwood, expand our association with Marriott, and looks forward to continuing our relationships with both of these exceptional lodging companies,” said Thomas J. Hutchison III, CEO of CNL Hospitality Properties, Inc. “The addition of these premier assets, including the strength of the Sheraton brand, will give us a presence in several additional major urban markets and further our portfolio diversification.”

“The sale of these hotel assets will enable us to further strengthen our balance sheet, while maintaining management of two outstanding properties,” said Barry S. Sternlicht, Chairman and CEO of Starwood. “We are pleased to be aligned with a high-quality capital partner in CNL and look forward to continuing to build on that relationship in the future.”

The 10-story Baltimore-Washington International Airport Marriott has 310 rooms and is located near many corporate headquarters, including PricewaterhouseCoopers, Raytheon and Lockheed

-More-

CNL Acquires Two Hotels from Starwood, 2

Martin.     The Courtyard Crystal City in Arlington, Virginia is situated next to Reagan National Airport just outside of Washington D.C., and features 272 newly-renovated rooms minutes away from the Pentagon, White House and other area attractions.

The acquisition of the majority interest in the two Sheraton hotels from Starwood is subject to customary closing conditions. There can be no assurance that any or all of the closing conditions will be satisfied, or if satisfied, that these properties will be acquired by CNL.

CNL Hospitality Properties, Inc. is an affiliate of CNL Financial Group, Inc., and specializes in the investment of quality hotels and resorts. Through partnering with several top-tier lodging companies, CNL owns interests in a portfolio of 124 hotels with more than 25,000 rooms in 37 states with 19 nationally recognized hotel brands. Headquartered in Orlando, Florida, CNL Financial Group, Inc. is one of the nation’s largest, privately held real estate investment and finance companies. CNL Financial Group, Inc. and the entities it has formed or acquired have more than $6.5 billion in assets, representing more than 1,800 properties and 1,000 mortgage loans in 49 states. For additional information, please visit www.cnlonline.com.

Starwood Hotels & Resorts Worldwide, Inc. (NYSE: HOT) is one of the leading hotel and leisure companies in the world with more than 740 properties in more than 80 countries and 105,000 employees at its owned and managed properties. With internationally renowned brands, Starwood is a fully integrated owner, operator and franchisor of hotels and resorts including: St. Regis, The Luxury Collection, Sheraton, Westin, Four Points by Sheraton, W brands, as well as Starwood Vacation Ownership, Inc., one of the premier developers and operators of high quality vacation interval ownership resorts. For more information, please visit www.starwood.com.

MARRIOTT INTERNATIONAL, INC. (NYSE:MAR) is a leading worldwide hospitality company with over 2,600 lodging properties in the United States and 68 other countries and territories. Marriott International operates and franchises hotels under the Marriott, JW Marriott, The Ritz-Carlton, Renaissance, Residence Inn, Courtyard, TownePlace Suites, Fairfield Inn, SpringHill Suites and Ramada International brand names; develops and operates vacation ownership resorts under the Marriott Vacation Club International, Horizons, The Ritz-Carlton Club and Marriott Grand Residence Club brands; operates Marriott Executive Apartments; provides furnished corporate housing through its Marriott ExecuStay division; and operates conference centers. The company is headquartered in Washington, D.C., has approximately 128,000 employees, and was ranked as the lodging industry’s most admired company and one of the best places to work for by FORTUNE®. For more information or reservations, please visit the web site at www.marriott.com.

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Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about future events. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Although the Company believes its current expectations are based upon reasonable assumptions, the Company can give no assurance that expectations will be attained or that actual results will not differ materially.

Hospitality Properties, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801-3336 tel (407)650-1000 (800)522-3863 www.cnlonline.com

News Release

For information contact:
Lauren Harris
Director of Marketing
CNL Real Estate Services, Inc.
(407) 650-1205

For Immediate Release September 2, 2003

CNL Hospitality Properties, Inc. Acquires Interest in Two Properties

ORLANDO, FL – CNL Hospitality Properties, Inc. (“CNL”) announced today it has acquired a majority interest in each of the Hampton Inn Chelsea in New York City and the Hyatt Regency in Dearborn, Michigan.

CNL acquired a majority interest in the newly constructed modern 20-story, 144-room Hampton Inn Chelsea through a previously announced joint venture with Hersha Hospitality Trust (AMEX: HT). The hotel is located in the trendy Chelsea district, bordering the West Village and Midtown Manhattan in New York City. With the opening of this hotel, the Hampton Inn brand enters the New York City market and marks CNL’s first hotel in Manhattan.

In addition, CNL acquired a majority interest in the 772-room Hyatt Dearborn in a partnership with Ford Motor Land Development Corporation. The hotel is located across from Ford Motor Company’s World Headquarters within the 2,300-acre business, shopping and entertainment complex of Fairlane, 12 miles from downtown Detroit. The property features 52,000 square feet of meeting space, a revolving rotunda restaurant and newly renovated guestrooms and lobby.

CNL Hospitality Properties, Inc. is an affiliate of CNL Financial Group, Inc., and specializes in investing in quality hotels and resorts. Through partnering with several top-tier lodging companies, CNL owns interests in a portfolio of 126 hotels with more than 26,000 rooms in 37 states with 19 nationally recognized hotel brands.

Headquartered in Orlando, Florida, CNL Financial Group, Inc. is one of the nation’s largest, privately held real estate investment and finance companies. CNL Financial Group, Inc. and the entities it has formed or acquired are approaching $8 billion in assets, representing more than 1,800 properties and 1,000 mortgage loans in 49 states. For additional information, please visit www.cnlonline.com.

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